EXHIBIT 99.1
Contacts:
Thad Trent
EVP Finance & Administration and CFO
(408) 943-2925

Ann Minooka
Vice President, Corporate Communications
(408) 456-1962
For Immediate Release
Cypress Reports Second Quarter 2019 Results

SAN JOSE, Calif., July 25, 2019—Cypress Semiconductor Corporation (NASDAQ: CY), today announced its second quarter 2019 results with the following highlights:

•	$532.2 million in revenue, down 1.3% sequentially, but up 4.8% sequentially after adjusting for the divestiture of our NAND business, which was completed on April 1, 2019

•	GAAP and Non-GAAP gross margins were 37.3% and 47.0%, respectively

•	GAAP and Non-GAAP diluted EPS were $(0.03) and $0.25, respectively

"We delivered a solid second quarter with revenue, gross margin, and diluted EPS all within our guidance ranges," said Hassane El-Khoury, Cypress’ president and chief executive officer. "Cypress world-class connect and compute solutions continue to gain strong momentum, including in IoT where Cypress revenue was up 30% sequentially in Q2, driven by strength in Wi-Fi/Bluetooth combos as well as standalone Bluetooth. Cypress also continues to execute well in automotive where Cypress revenue grew in Q2, both annually and sequentially, as our per-vehicle content continues to outgrow vehicle unit production levels."

As announced on June 3, 2019, Infineon Technologies AG ("Infineon") and Cypress have entered into an agreement and plan of merger providing for Infineon to acquire Cypress for $23.85 per share in cash, corresponding to an enterprise value of approximately $10 billion. The combination of our highly-complementary product portfolios opens up great potential in the high-growth areas of automotive and IoT. Due to the pending transaction, Cypress will not hold an earnings conference call and has suspended the practice of providing forward-looking guidance.

Revenue and earnings for the quarter are shown below with comparable periods:
(In thousands, except per-share data)

	GAAP			NON-GAAP[1]
	Q2 2019	Q1 2019	Q2 2018	Q2 2019	Q1 2019	Q2 2018
Revenue	$532,221	$539,004	$624,090	$532,221	$539,004	$624,090
Gross margin	37.3%	37.6%	37.5%	47.0%	47.4%	46.3%
Operating margin	2.5%	5.9%	8.1%	20.4%	21.1%	22.3%
Net (loss) income	$(12,729)	$19,714	$27,706	$97,241	$102,104	$124,964
Diluted EPS	$(0.03)	$0.05	$0.07	$0.25	$0.27	$0.33

Year-to-date revenue and earnings are shown below with comparable periods:
(In thousands, except per-share data)

	GAAP		NON-GAAP[1]
	Six Months		Six Months
	Q2 2019	Q2 2018	Q2 2019	Q2 2018
Revenue	$1,071,225	$1,206,331	$1,071,225	$1,206,331
Gross margin	37.4%	37.0%	47.2%	46.1%
Operating margin	4.2%	7.2%	20.7%	21.0%
Net income	$6,985	$36,784	$199,345	$225,260
Diluted EPS	$0.02	$0.10	$0.52	$0.60

1. See the "Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures" tables ("Non-GAAP Reconciliation Tables") included below.

REVENUE SUMMARY
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	June 30, 2019	March 31, 2019	July 1, 2018	Sequential Change	Year-over-year Change
Business Unit¹
MCD	$354,225	$310,389	$368,526	14.1%	(3.9)%
MPD[2]	$177,996	$228,615	$255,564	(22.1)%	(30.4)%
Total	$532,221	$539,004	$624,090	(1.3)%	(14.7)%

	Three Months Ended
End Use	June 30, 2019	March 31, 2019	July 1, 2018
IoT	37.5%	28.5%	34.1%
Automotive	38.0%	36.7%	30.8%
Legacy	24.5%	34.8%	35.1%
Total	100%	100%	100%

1.
The Microcontroller and Connectivity Division ("MCD") includes microcontroller, wireless connectivity and USB products and the Memory Products Division ("MPD") includes RAM, Flash and AgigA Tech products.

2.	MPD revenue for the three months ended June 30, 2019 reflects divestment of our NAND business to a newly formed joint venture, which was completed on April 1, 2019.

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ABOUT CYPRESS

Cypress is a leader in advanced embedded solutions for the world’s most innovative automotive, industrial, smart home appliances, consumer electronics and medical products. Cypress’ microcontrollers, analog ICs, wireless and USB-based connectivity solutions and reliable, high-performance memories help engineers design differentiated products and get them to market first. Cypress is committed to providing customers with the best support and development resources on the planet enabling them to disrupt markets by creating new product categories. To learn more, go to www.cypress.com.

NON-GAAP FINANCIAL MEASURES
To supplement its condensed consolidated unaudited financial results presented in accordance with GAAP, Cypress uses the non-GAAP financial measures listed below, which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in more detail below.

•	Non-GAAP gross profit;

•	Non-GAAP gross margin;

•	Non-GAAP cost of revenues;

•	Non-GAAP interest and other expense, net;

•	Non-GAAP research and development expenses;

•	Non-GAAP selling, general and administrative expenses;

•	Adjusted EBITDA;

•	Non-GAAP income tax provision (benefit);

•	Non-GAAP pre-tax profit;

•	Non-GAAP pre-tax profit margin;

•	Non-GAAP operating income;

•	Non-GAAP operating margin;

•	Non-GAAP net income;

•	Non-GAAP diluted earnings per share; and

•	Free cash flow.

Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company's operations which, when viewed in conjunction with Cypress' GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company's business and operations.

The Company presents non-GAAP financial measures because management uses these measures to analyze and assess the Company's financial results and to manage the business.

There are limitations in using non-GAAP financial measures, including those discussed below. Moreover, the Company’s non-GAAP measures may be calculated differently than the non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement and should be viewed in conjunction with GAAP financial measures.

As presented in the Non-GAAP Reconciliation Tables in this press release, each of the non-GAAP financial measures (other than free cash flow) excludes one or more of the following items:

Acquisition-related charges: Acquisition-related charges are not factored into management's evaluation of Cypress' long-term performance after the completion of acquisitions. However, a limitation of non-GAAP measures that exclude acquisition-related charges is that these charges may represent payments that reduce the cash available to the Company for other purposes. Acquisition-related expenses primarily include:

•	Amortization of purchased intangibles, including purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements;

•	Amortization of step-up in value of inventory recorded as part of purchase price accounting; and

•
One-time charges associated with the completion of an acquisition including items such as contract termination costs, severance and other acquisition-related restructuring costs; costs incurred in connection with integration activities; and legal and accounting costs.

Stock-based compensation expense: Stock-based compensation expense relates primarily to employee stock options, restricted stock units, performance stock units and the employee stock purchase plan. Stock-based compensation expense is a non-cash expense that is affected by changes in market factors including the price of Cypress’ common shares, which are not within the control of management. In addition, the valuation of stock-based compensation is subjective, and the expense recognized by Cypress may be significantly different than the expense recognized by other companies for similar equity awards, which makes it difficult to assess

Cypress’ results compared to its competitors. Accordingly, management excludes this item from its internal operating forecasts and models. However, a limitation of non-GAAP measures that exclude stock-based compensation expense is that they do not reflect the full costs of compensating employees.

Other adjustments: Other items are excluded from non-GAAP financial measures because management does not consider them to be related to the core operating activities and ongoing operating performance of Cypress. Excluding these items, which can vary significantly from quarter to quarter, allows management to better compare Cypress’ period-over-period performance. However, limitations of non-GAAP measures that exclude these items include that these adjustments are often subjective and such non-GAAP measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. Other adjustments primarily include:

•	Costs incurred in connection with the proposed merger,

•	Impairments of equity-method investments,

•	Changes in value of deferred compensation plan assets and liabilities,

•	Investment-related gains or losses, including equity method investments,

•	Restructuring and related costs,

•	Loss on extinguishment of debt,

•	Amortization of debt issuance costs, discounts and imputed interest related to the equity component of convertible debt,

•	Asset impairments,

•	Tax effects of non-GAAP adjustments,

•
Income tax adjustment related to the use of the net operating loss, non-cash impact of not asserting indefinite reinvestment on earnings of our foreign subsidiaries, deferred tax expense not affecting taxes payable (i.e. release of valuation allowance), and non-cash expense (benefit) related to uncertain tax positions

•	Certain other expenses and benefits, and

•	Diluted weighted average shares non-GAAP adjustment - for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to include the impact of non-GAAP adjustments on the number of diluted shares underlying stock-based compensation awards and the impact of the capped call transactions related to the convertible notes.

Adjusted EBITDA: Adjusted EBITDA is calculated by adjusting net income (loss) attributable to Cypress to exclude (without duplication): interest expense, income tax provision, depreciation, amortization, equity in net loss of equity method investees, and the non-GAAP adjustments described above (acquisition related charges, stock-based compensation expense, and other adjustments). Adjusted EBITDA may be useful to management, investors and other users of our financial information because the exclusion of certain gains, losses, and expenses facilitates comparisons of Cypress' operating performance on a period to period basis. Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business. In addition, adjusted EBITDA should not be considered as a substitute for, or superior to net income attributable to Cypress, operating income, or diluted earnings per share, or other financial measures prepared in accordance with GAAP.

Free Cash Flow: Free cash flow is calculated as net cash provided by (used in) operating activities, less acquisition of property, plant and equipment, net (i.e., acquisition of property, plant and equipment less proceeds received from disposition of property, plant and equipment). We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by business operations, after deducting our net payments for acquisitions and dispositions of property and equipment, which cash can then be used for strategic opportunities or other business purposes including, among others, investing in the Company's business, repurchasing stock, making strategic acquisitions, repayment of debt, and strengthening the balance sheet. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. Management compensates for this limitation by also relying on the net increase in cash and cash equivalents and restricted cash as presented in the Company’s condensed consolidated statements of cash flows prepared in accordance with GAAP which incorporates all cash movements during the period.

FORWARD-LOOKING STATEMENTS

Statements in this press release that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements as such term is used in the Private Securities Litigation Reform Act of 1995. We may use words such as "may," "will," "should," "plan," "anticipate," "believe," "expect," "future," "intend," "estimate," "predict," "potential," "continue" or similar expressions identify forward-looking statements. Our forward-looking statements are based on the expectations, beliefs, and intentions of, and the information available to, our executive management on the date of this press release. Forward-looking statements involve risks and uncertainties, and readers are cautioned not to place undue reliance on forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger (the "Merger Agreement") dated June 3, 2019, by and among Infineon Technologies AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany ("Infineon"), IFX Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Infineon ("Merger Sub") and the Company, pursuant to which Merger Sub will merge with and into the Company (the "Merger"), with the Company continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Infineon; the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; risks related to disruption of management’s attention from our ongoing business operations due to the Merger; the effect of the announcement of the Merger on our relationships with our customers, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the impact of the Merger on our ability to retain key employees; the outcome of any legal proceedings related to the Merger; potential tariffs and other disruptions in the international trade and investment environment; global economic and market conditions; our ability to execute on our Cypress 3.0 strategy and our margin improvement plan; risks related to paying down our indebtedness and meeting the covenants in our debt agreements; our efforts to retain and expand our customer base; business conditions and growth trends in the semiconductor market; competition; volatility in supply and demand for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; reliance on distributors, resellers, third-party manufacturers, and others; risks related to changing relationships with distributors; risks related to our "take or pay" agreements with certain vendors; the risk of defects, errors, or security vulnerabilities in our products; the impact of acquisitions; risks related to our joint venture for NAND flash memory products; the possibility of impairment charges; our ability to attract and retain key personnel; the unpredictability and expense of legal proceedings; and other risks and uncertainties described in the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Quantitative and Qualitative Disclosures about Market Risk" sections in our most recent Annual Report on Form 10-K filing and in our subsequent quarterly filings with the U.S. Securities and Exchange Commission (the "SEC") which are available on our investor relations website at http://investors.cypress.com/financial-information/sec-filings. We assume no responsibility to update our forward-looking statements.

Cypress, the Cypress logo and PSoC are registered trademarks and Excelon, F-RAM and EZ-PD are trademarks of Cypress Semiconductor Corporation. ZipKey is a registered trademark of Cirrent, Inc. All other trademarks are property of their owners.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release may be deemed to be solicitation material in respect of the proposed Merger. This press release does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger will be submitted to Cypress stockholders for their consideration. In connection with the proposed transaction, Cypress has filed a definitive proxy statement with the SEC on July 16, 2019 and other relevant materials with the SEC in connection with the solicitation of proxies in connection with the proposed transaction. The definitive proxy statement has been mailed to Cypress stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF CYPRESS SEMICONDUCTOR

CORPORATION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Cypress with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.
In addition, Cypress stockholders may obtain free copies of the documents we file with the SEC through the Investors portion of Cypress website at investors.cypress.com under the link “Financials & Filings” and then under the link “SEC Filings” or by contacting Cypress Investor Relations Department by (a) mail at Cypress Semiconductor Corporation, Attention: Investor Relations, 198 Champion Ct., San Jose, CA 95134, (b) telephone at (408) 943-2600, or (c) e-mail at investorrelations@cypress.com.

PARTICIPANTS IN SOLICITATION

Cypress and certain of its executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Cypress stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in Cypress definitive proxy statement filed with the SEC on July 16, 2019 and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Cypress common stock is also set forth in Cypress definitive proxy statement on Schedule 14A for its 2019 annual meeting of stockholders filed on March 15, 2019 with the SEC, which can be obtained free of charge from the sources indicated above.

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30, 2019	December 30, 2018

ASSETS
Cash, cash equivalents and short-term investments	$372,180	$285,720
Accounts receivable, net	267,763	324,274
Inventories	335,251	292,093
Assets held for sale	—	13,510
Property, plant and equipment, net	268,723	282,986
Goodwill and other intangible assets, net	1,760,564	1,864,340
Other assets	643,995	630,292
Total assets	$3,648,476	$3,693,215
LIABILITIES AND EQUITY
Accounts payable	$182,826	$210,715
Income tax liabilities	50,385	53,469
Revenue reserves, deferred margin and other liabilities	451,955	437,757
Revolving credit facility and long-term debt	854,304	874,235
Total liabilities	1,539,470	1,576,176
Total Cypress stockholders' equity	2,107,706	2,115,734
Non-controlling interest	1,300	1,305
Total equity	2,109,006	2,117,039
Total liabilities and equity	$3,648,476	$3,693,215

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
ON A GAAP BASIS
(In thousands, except per-share data)
(Unaudited)

	Three Months Ended			Six Months ended
	June 30, 2019	March 31, 2019	July 1, 2018	June 30, 2019	July 1, 2018
Revenues	$532,221	$539,004	$624,090	$1,071,225	$1,206,331
Cost of revenue	333,463	336,595	389,952	670,058	759,801
Gross profit	198,758	202,409	234,138	401,167	446,530
Research and development	93,639	88,606	96,693	182,245	189,926
Selling, general and administrative	91,633	81,987	86,599	173,620	169,996
Total operating expenses	185,272	170,593	183,292	355,865	359,922
Operating income	13,486	31,816	50,846	45,302	86,608
Interest and other expense, net	(12,003)	(9,244)	(14,143)	(21,246)	(32,297)
Income before income taxes, share in net loss of equity method investee and non-controlling interest	1,483	22,572	36,703	24,056	54,311
Income tax provision	18,189	730	(5,154)	18,919	(10,211)
Share in net loss and impairment of equity method investees	(32,405)	(3,590)	(3,755)	(35,995)	(7,216)
Net (loss) income	(12,733)	19,712	27,794	6,980	36,884
Net gain attributable to non-controlling interests	4	2	(88)	5	(100)
Net (loss) income attributable to Cypress	$(12,729)	$19,714	$27,706	$6,985	$36,784
Net (loss) income per share attributable to Cypress:
Basic	$(0.03)	$0.05	$0.08	$0.02	$0.10
Diluted	$(0.03)	$0.05	$0.07	$0.02	$0.10
Cash dividend declared per share	$0.11	$0.11	$0.11	$0.22	$0.22
Shares used in net (loss) income per share calculation:
Basic	365,600	363,700	358,577	364,842	356,123
Diluted	365,600	373,131	371,967	377,195	370,402

CYPRESS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per-share data)
(Unaudited)

Table A: GAAP to non-GAAP reconciling items: Three Months Ended Q2 2019
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$333,463	$93,639	$91,633	$(44,408)
[1] Stock-based compensation	2,817	12,304	15,359	—
[2] Changes in value of deferred compensation plan	130	632	627	(1,145)
[3] Share in net loss and impairment of equity method investees[1]	—	—	—	32,405
[4] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	3,276
[5] Amortization of debt issuance costs	—	—	—	929
[6] Amortization of acquisition-related intangible assets and other	47,293	—	4,304	—
[7] Restructuring charges	1,018	1,362	641	—
[8] Merger-related expenses	—	—	8,409	—
[9] Other income and expenses	—	—	32	(103)
Non - GAAP [ii]	$282,205	$79,341	$62,261	$(9,046)
Impact of reconciling items [ii - i]	$(51,258)	$(14,298)	$(29,372)	$35,362
1. Includes a $29.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table B: GAAP to non-GAAP reconciling items: Three Months Ended Q1 2019
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$336,595	$88,606	$81,987	$(12,834)
[1] Stock-based compensation	2,684	6,680	11,031	—
[2] Changes in value of deferred compensation plan	471	2,204	2,259	(4,334)
[3] Loss on assets held for sale	2,017	—	1,515	—
[4] Share in net loss of equity method investee	—	—	—	3,590
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	3,368
[6] Amortization of debt issuance costs	—	—	—	929
[7] Amortization of acquisition-related intangible assets and other	48,217	—	4,310	—
[8] Restructuring charges and other	(49)	—	98	—
[9] Other income and expenses	—	57	448	303
Non - GAAP [ii]	$283,255	$79,665	$62,326	$(8,978)
Impact of reconciling items [ii - i]	$(53,340)	$(8,941)	$(19,661)	$3,856

Table C: GAAP to Non-GAAP reconciling items: Three Months Ended Q2 2018
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$389,952	$96,693	$86,599	$(17,898)
[1] Stock-based compensation	3,986	13,800	16,121	—
[2] Changes in value of deferred compensation plan	102	467	572	(1,123)
[3] Share in net loss of equity method investees	—	—	—	3,755
[4] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	4,415
[5] Amortization of acquisition-related intangible assets and other	49,438	—	4,355	—
[6] Gain on sale of cost method investment	—	—	(1,521)	—
[7] Restructuring charges and other	1,589	33	(383)	(377)
Non - GAAP [ii]	$334,837	$82,393	$67,455	$(11,228)
Impact of reconciling items [ii - i]	$(55,115)	$(14,300)	$(19,144)	$6,670

Table D: GAAP to non-GAAP reconciling items: Six Months Ended Q2 2019
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$670,058	$182,245	$173,620	$(57,241)
[1] Stock-based compensation	5,501	18,984	26,390	—
[2] Changes in value of deferred compensation plan	601	2,836	2,886	(5,479)
[3] Loss on assets held for sale	2,017	—	1,515	—
[4] Share in net loss and impairment of equity method investees[1]	—	—	—	35,995
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	6,644
[6] Amortization of debt issuance costs	—	—	—	1,858
[7] Amortization of acquisition-related intangible assets and other	95,510	—	8,614	—
[8] Restructuring charges and other	969	1,362	739	—
[9] Merger-related expenses	—	—	8,409	—
[10] Other income and expenses	—	57	480	200
Non - GAAP [ii]	$565,460	$159,006	$124,587	$(18,023)
Impact of reconciling items [ii - i]	$(104,598)	$(23,239)	$(49,033)	$39,218
1. Includes a $29.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table E: GAAP to non-GAAP reconciling items: Six Months Ended Q2 2018
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$759,801	$189,926	$169,996	$(39,513)
[1] Stock-based compensation	7,569	20,514	24,283	—
[2] Changes in value of deferred compensation plan	163	739	922	(1,389)
[3] Equity in net loss and impairment of equity method investees	—	—	—	7,216
[4] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	7,846
[5] Loss on extinguishment of Spansion convertible notes and debt issuance cost write off due to refinancing	—	—	—	3,258
[6] Amortization of debt issuance costs	—	—	—	1,073
[7] Amortization of acquisition-related intangible assets and others	98,876	—	9,505	—
[8] Gain on sale of cost method investment	—	—	(1,521)	—
[9] Restructuring charges and other	3,476	325	1,533	16
Non - GAAP [ii]	$649,717	$168,348	$135,274	$(21,493)
Impact of reconciling items [ii - i]	$(110,084)	$(21,578)	$(34,722)	$18,020

Table F: Non-GAAP gross profit	Three Months Ended			Six Months Ended
	Q2'19	Q1'19	Q2'18	Q2'19	Q2'18
GAAP gross profit	$198,758	$202,409	$234,138	$401,167	$446,530
Impact of reconciling items on cost of revenues (see Table A, B, C, D and E)	51,258	53,340	55,115	104,598	110,084
Non-GAAP gross profit	$250,016	$255,749	$289,253	$505,765	$556,614
GAAP gross margin (GAAP gross profit/revenue)	37.3%	37.6%	37.5%	37.4%	37.0%
Non-GAAP gross margin (Non-GAAP gross profit/revenue)	47.0%	47.4%	46.3%	47.2%	46.1%

Table G: Non-GAAP operating income	Three Months Ended			Six Months Ended
	Q2'19	Q1'19	Q2'18	Q2'19	Q2'18
GAAP operating income [i]	$13,486	$31,816	$50,846	$45,302	$86,608
Impact of reconciling items on cost of revenues (see Table A, B, C, D and E)	51,258	53,340	55,115	104,598	110,084
Impact of reconciling items on R&D (see Table A, B, C, D and E)	14,298	8,941	14,300	23,239	21,578
Impact of reconciling items on SG&A (see Table A, B, C, D and E)	29,372	19,661	19,144	49,033	34,722
Non-GAAP operating income [ii]	$108,414	$113,758	$139,405	$222,172	$252,992
Impact of reconciling items on operating income [ii - i]	$94,928	$81,942	$88,559	$176,870	$166,384
GAAP operating margin (GAAP operating income / revenue)	2.5%	5.9%	8.1%	4.2%	7.2%
Non-GAAP operating margin (Non-GAAP operating income / revenue)	20.4%	21.1%	22.3%	20.7%	21.0%

Table H: Non-GAAP pre-tax profit	Three Months Ended			Six Months Ended
	Q2'19	Q1'19	Q2'18	Q2'19	Q2'18
GAAP income before income taxes and non-controlling interest ("Pre-tax income")	$1,483	$22,572	$36,703	$24,056	$54,311
Share in net loss and impairment of equity method investees[1]	(32,405)	(3,590)	(3,755)	(35,995)	(7,216)
Impact of reconciling items on operating income (see Table G)	94,928	81,942	88,559	176,870	166,384
Impact of reconciling items on interest and other expense, net (see Table A, B, C, D and E)	35,362	3,856	6,670	39,218	18,020
Non-GAAP pre-tax profit	$99,368	$104,780	$128,177	$204,149	$231,499
GAAP pre-tax profit margin (GAAP pre-tax income/revenue)	0.3%	4.2%	5.9%	2.2%	4.5%
Non-GAAP pre-tax profit margin (Non-GAAP pre-tax profit/revenue)	18.7%	19.4%	20.5%	19.1%	19.2%
1. The three and six months ended Q2'19 include a $29.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table I: Non-GAAP income tax expense	Three Months Ended			Six Months Ended
	Q2'19	Q1'19	Q2'18	Q2'19	Q2'18
GAAP income tax provision [i]	(18,189)	(730)	5,154	(18,919)	10,211
[1] Tax impact of non-GAAP adjustments* relating to:
[a] Stock-based compensation	6,401	4,283	7,121	10,684	10,997
[b] Changes in value of deferred compensation plan	51	126	3	177	91
[c] Share in net loss and impairment of equity method investees	6,805	754	788	7,559	1,515
[d] Imputed interest on convertible debt, equity component amortization on convertible debt and others	688	707	927	1,395	1,648
[e] Amortization of debt issuance costs	195	195	—	390	225
[f] Amortization of acquisition-related intangible assets and other	10,835	11,031	11,297	21,866	22,760
[g] Restructuring charges and other	620	21	260	641	1,120
[h] Other (income) and expenses	—	159	—	159	—
[i] Loss on extinguishment of convertible notes	—	—	—	—	684
[j] Loss on assets held for sale	—	742	—	742	—
[k] Gain on sale of cost method investment	—	—	(319)	—	(319)
[l] Merger-related expenses	1,766	—	—	1,766	—
[2] Uncertain tax positions	2,621	297	(1,348)	2,918	(2,710)
[3] Valuation allowance release, utilization of NOL including excess tax benefits, and other items**	(9,662)	(14,907)	(20,758)	(24,569)	(40,083)
Non-GAAP income tax expense [ii]*	$2,131	$2,678	$3,125	$4,809	$6,139
Impact of reconciling items on income tax provision [i - ii]	(20,320)	(3,408)	2,029	(23,728)	4,072

*Tax impact of Non-GAAP adjustments is calculated by using the federal statutory rate of 21%.

** Other items include but are not limited to deferred tax expense not affecting income tax payable.

Table J: Non-GAAP net income
	Three Months Ended			Six Months Ended
	Q2'19	Q1'19	Q2'18	Q2'19	Q2'18
GAAP net (loss) income attributable to Cypress	$(12,729)	$19,714	$27,706	$6,985	$36,784
Impact of reconciling items on operating income (see Table G)	94,928	81,942	88,559	176,870	166,384
Impact of reconciling items on interest and other expense, net (see Table A, B, C, D and E)	35,362	3,856	6,670	39,218	18,020
Impact of reconciling items on income tax provision (see Table I)	(20,320)	(3,408)	2,029	(23,728)	4,072
Non-GAAP net income	$97,241	$102,104	$124,964	$199,345	$225,260

Table K: Weighted-average shares, diluted
	Three Months Ended
	Q2'19		Q1'19		Q2'18
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	365,600	365,600	363,700	363,700	358,577	358,577
Effect of dilutive securities:
Stock options, unvested restricted stock units and other	—	13,937	6,343	10,496	7,837	14,391
Convertible notes	—	5,187	3,088	1,634	5,553	3,070
Weighted-average common shares outstanding, diluted	365,600	384,724	373,131	375,830	371,967	376,038

Table L: Weighted-average shares, diluted
	Six Months Ended
	Q2'19		Q2'18
	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	364,842	364,842	356,123	356,123
Effect of dilutive securities:
Stock options, unvested restricted stock and other	6,913	12,347	7,879	13,071
Convertible notes	5,440	3,117	6,400	3,916
Weighted-average common shares outstanding, diluted	377,195	380,306	370,402	373,110

Table M: Earnings per share
	Three Months Ended
	Q2'19		Q1'19		Q2'18
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Net (loss) income (see Table J) [i]	$(12,729)	$97,241	$19,714	$102,104	$27,706	$124,964
Weighted-average common shares outstanding, diluted (see Table K) [ii]	365,600	384,724	373,131	375,830	371,967	376,038
(Loss) earnings per share - diluted [i/ii]	$(0.03)	$0.25	$0.05	$0.27	$0.07	$0.33

Table N: Earnings per share
	Six Months Ended
	Q2'19		Q2'18
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (see Table J) [i]	$6,985	$199,345	$36,784	$225,260
Weighted-average common shares outstanding, diluted (see Table L) [ii]	377,195	380,306	370,402	373,110
Earnings per share - diluted [i/ii]	$0.02	$0.52	$0.10	$0.60

Table O: Adjusted EBITDA
	Three Months Ended			Six Months Ended
	Q2'19	Q1'19	Q2'18	Q2'19	Q2'18
GAAP net (loss) income attributable to Cypress	$(12,729)	$19,714	$27,706	$6,985	$36,784
Interest and other expense, net	(12,003)	(9,244)	(14,143)	(21,246)	(32,297)
Income tax provision	18,189	730	(5,154)	18,919	(10,211)
Share in net loss and impairment of equity method investee[1]	(32,405)	(3,590)	(3,755)	(35,995)	(7,216)
Net gain (loss) attributable to non-controlling interests	4	2	(88)	5	(100)
GAAP operating income	$13,486	$31,816	$50,846	$45,302	$86,608
Impact of reconciling items on operating income (see Table G)	94,928	81,942	88,559	176,870	166,384
Non-GAAP operating income	$108,414	$113,758	$139,405	$222,172	$252,992
Depreciation	19,394	19,512	16,239	38,906	33,379
Adjusted EBITDA	$127,808	$133,270	$155,644	$261,078	$286,371

1. The three and six months ended Q2'19 include a $29.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table P: Free cash flow	Three Months Ended			Six Months Ended
	Q2'19	Q1'19	Q2'18	Q2'19	Q2'18
GAAP net cash provided by operating activities	$118,923	$61,248	$110,734	$180,171	$142,412
Acquisition of property, plant and equipment, net	(7,490)	(10,534)	(25,589)	(18,024)	(42,612)
Free cash flow	$111,433	$50,714	$85,145	$162,147	$99,800

CYPRESS SEMICONDUCTOR CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(In thousands, except per-share and ratio data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2019	March 31, 2019	July 1, 2018	June 30, 2019	July 1, 2018
Selected Cash Flow Data (Preliminary):
Net cash provided by operating activities	$118,923	$61,248	$110,734	$180,171	$142,412
Net cash used in investing activities	$(6,821)	$(4,376)	$(7,213)	$(11,197)	$(21,386)
Net cash used in financing activities	$(25,041)	$(57,473)	$(97,556)	$(82,514)	$(159,904)
Other Supplemental Data (Preliminary):
Capital expenditures, net	$7,490	$10,534	$25,589	$18,024	$42,612
Depreciation	$19,394	$19,512	$16,239	$38,906	$33,379
Payment of dividend	$40,134	$39,748	$39,404	$79,882	$78,145
Dividend paid per share	$0.11	$0.11	$0.11	$0.22	$0.22
Total debt (principal amount)	$908,339	$909,549	$955,553	$908,339	$955,553
Leverage ratio¹	0.88	0.98	1.51	0.88	1.51
Cash Income Tax	$2,131	$2,678	$3,125	$4,809	$6,139

1.	Total debt (principal amount) less cash / Last 12 months Adjusted EBITDA

.